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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of NorthWest Indiana Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on July 31, 2002 (the "Report"), I, David
A. Bochnowski, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                        /s/ David A. Bochnowski
                                                      -------------------------
                                                      David A. Bochnowski
                                                      Chairman of the Board and
                                                        Chief Executive Officer
                                                      August 14, 2002



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